          MORGAN STANLEY INSTITUTIONAL FUND TRUST - BALANCED PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        OCTOBER 1, 2008 - MARCH 31, 2009

                                                                      AMOUNT OF     % OF     % OF
                                      OFFERING          TOTAL           SHARES    OFFERING  FUNDS
   SECURITY      PURCHASE/   SIZE OF  PRICE OF        AMOUNT OF       PURCHASED  PURCHASED   TOTAL                      PURCHASED
   PURCHASED    TRADE DATE  OFFERING   SHARES         OFFERING         BY FUND    BY FUND   ASSETS       BROKERS          FROM
--------------  ----------  --------  --------  --------------------  ---------  ---------  ------  -----------------  ----------

Federal          02/03/09      --      $99.921  $     600,000,000.00   343,000     0.00%     1.73%  Citigroup Global    Citigroup
National                                                                                            Markets Inc.,
Mortgage                                                                                            Goldman, Sachs &
Association                                                                                         Co., J.P. Morgan
2.750% due                                                                                          Securities Inc.,
2/5/2014                                                                                            Barclays Capital
                                                                                                    Inc., Deutsche
                                                                                                    Bank Securities
                                                                                                    Inc., Morgan
                                                                                                    Stanley & Co.
                                                                                                    Incorporated, UBS
                                                                                                    Securities LLC

Cisco Systems    02/09/09      --      $99.774  $   2,000,000,000.00    30,000     0.00%     0.15%  Banc of America      Goldman
Inc. 4.950%                                                                                         Securities LLC,       Sachs
due 2/15/2019                                                                                       Goldman, Sachs &
                                                                                                    Co., Morgan
                                                                                                    Stanley, J.P.
                                                                                                    Morgan, Wachovia
                                                                                                    Securities, Citi,
                                                                                                    Barclays Capital,
                                                                                                    BNP PARIBAS,
                                                                                                    Credit Suisse,
                                                                                                    Deutsche Bank
                                                                                                    Securities, HSBC,
                                                                                                    ING Wholesale,
                                                                                                    Standard
                                                                                                    Chartered Bank,
                                                                                                    UBS Investment
                                                                                                    Bank

Roche Holdings   02/18/09      --      $98.428  $4,500,00,000,000.00    70,000     0.00%     0.35%  Banc of America      Banc of
Inc. 6.000%                                                                                         Securities LLC,      America
due 3/1/2019                                                                                        Barclays Capital,  Securities
                                                                                                    Credit Suisse,
                                                                                                    Mitsubishi UFJ
                                                                                                    Securities,
                                                                                                    Santander Global
                                                                                                    Banking &
                                                                                                    Markets,
                                                                                                    UniCredit (HVB),
                                                                                                    Citi, J.P.
                                                                                                    Morgan, BNP
                                                                                                    PARIBAS, Deutsche
                                                                                                    Bank Securities,
                                                                                                    Morgan Stanley,
                                                                                                    UBS Investment
                                                                                                    Bank

Pfizer Inc.      03/17/09      --      $99.899  $   3,250,000,000.00   105,000     0.00%     0.36%  Banc of America      Goldman
6.200% due                                                                                          Securities LLC,       Sachs
3/15/2019                                                                                           Barclays Capital,
                                                                                                    Goldman, Sachs &
                                                                                                    Co., J.P. Morgan,
                                                                                                    Credit Suisse,
                                                                                                    Deutsche Bank
                                                                                                    Securities, RBS
                                                                                                    Greenwich
                                                                                                    Capital, HSBC,
                                                                                                    Mitsubishi UFJ
                                                                                                    Securities, UBS
                                                                                                    Investment Bank,
                                                                                                    Santander
                                                                                                    Investment, Banca
                                                                                                    IMI, Daiwa
                                                                                                    Securities
                                                                                                    America Inc.,
                                                                                                    Mediobanca -
                                                                                                    S.p.A., Loop
                                                                                                    Capital Markets,
                                                                                                    LLC, SOCIETE
                                                                                                    GERNERALE, Scotia

                                                                                                    Capital, Ramirez
                                                                                                    & Co., Inc. RBC
                                                                                                    Capital Markets,
                                                                                                    The Williams
                                                                                                    Capital Group,
                                                                                                    L.P., Mizuho
                                                                                                    Securities USA
                                                                                                    Inc.

United Parcel    03/19/09      --      $99.929  $   1,000,000,000.00    50,000     0.00%     0.25%  Citi, J.P.          JP Morgan
Service Inc.                                                                                        Morgan, Barclays
Note 5.125%                                                                                         Capital, UBS
due 4/1/2014                                                                                        Investment Bank,
                                                                                                    Banc of America
                                                                                                    Securities LLC,
                                                                                                    Morgan Stanley,
                                                                                                    BNP PARIBAS,
                                                                                                    Goldman, Sachs &
                                                                                                    Co., Wells Fargo
                                                                                                    Securities,
                                                                                                    Castleoak
                                                                                                    Securities, L.P.,
                                                                                                    RBC Capital
                                                                                                    Markets, Credit
                                                                                                    Suisse, RBS
                                                                                                    Greenwich, HSBC,
                                                                                                    Banca IMI,
                                                                                                    SOCIETE GENERALE,
                                                                                                    Mitsubishi UFJ
                                                                                                    Securities,
                                                                                                    Ramirez & Co.,
                                                                                                    Inc., The
                                                                                                    Williams Capital
                                                                                                    Group, Inc.

Time Warner      03/23/09      --      $99.348  $   2,000,000,000.00    40,000     0.00%     0.20%  Banc of America     Citigroup
Cable Inc.                                                                                          Securities LLC,
8.250% due                                                                                          UBS Investment
4/1/2019                                                                                            Bank, Barclays
                                                                                                    Capital, Daiwa
                                                                                                    Securities
                                                                                                    America Inc.,
                                                                                                    HSBC, Mizuho
                                                                                                    Securities USA
                                                                                                    Inc., Citi, BNP
                                                                                                    PARIBAS, Fortis
                                                                                                    Securities LLC,
                                                                                                    J.P. Morgan,
                                                                                                    Morgan Stanley,
                                                                                                    Scotia Capital,
                                                                                                    Deutsche Bank
                                                                                                    Securities,
                                                                                                    Wachovia
                                                                                                    Securities,
                                                                                                    CALYON, Goldman,
                                                                                                    Sachs & Co.,
                                                                                                    Mitsubishi UFJ
                                                                                                    Securities, RBS
                                                                                                    Greenwich
                                                                                                    Capital, Blaylock
                                                                                                    Robert Van, LLC,
                                                                                                    Cabrera Capital
                                                                                                    Markets, LLC, The
                                                                                                    Williams Capital
                                                                                                    Group, L.P.